Exhibit 99.1

Tianyin Pharmaceutical Provides Update on Filing of Form 10-K for Fiscal Year Ended June 30, 2014

CHENGDU, China, Oct. 15, 2014 /PRNewswire/ -- Tianyin Pharmaceutical Inc. (NYSE MKT: TPI, the "Company"), a pharmaceutical company that specializes in the development and sale of patented biopharmaceutical medicine, modernized traditional Chinese medicine (TCM), branded generics and active pharmaceutical ingredients (API), today reported that it has delayed the filing of its Annual Report on Form 10-K for the year ended June 30, 2014 ("2014 Form 10-K") beyond the extended filing due date of October 14, 2014. As TPI indicated in its Current Reports on Form 8-K filed on October 8, 2013 and November 4, 2013, its Audit Committee and the Board of Directors both unanimously approved the termination of the Company's independent auditor, Patrizio and Zhao LLC ("P&Z"), due to the fact that P&Z agreed to a cease-and-desist order and prohibition from practicing before the Securities and Exchange Commission (the "SEC") on September 30, 2013; on November 4, 2013, TPI signed an Engagement Letter with Paritz & Company, P.A. ("Paritz") to engage Paritz as the independent accountants to audit its financial statements for the years ended June 30, 2014 and 2013. Accordingly, the Company was required by the SEC to have the financial statements for the year ended June 30, 2013 reaudited as a result of the cease-and-desist order and prohibition from practicing before the SEC in connection with its prior auditor.

Currently the Company is working diligently with the auditor to finish the audit and complete the 2014 10-K, and expect to file the 2014 Form 10-K within two weeks.

Under NYSE MKT rules, until the Company files its Form 10-K, its common stock will remain listed on the NYSE MKT under the symbol "TPI," but will be assigned an ".LF" indicator to signify late filing status.

Although the Company is working diligently to complete the 2014 Form 10-K and currently expects to complete and file the 2014 Form 10-K within two weeks of its due date, no assurance can be given that the 2014 Form 10-K will be filed within such period.

About TPI

Headquartered at Chengdu, China, TPI is a pharmaceutical company that specializes in the development, manufacturing, marketing and sales of patented biopharmaceutical, modernized traditional Chinese medicines, branded generics and active pharmaceutical ingredients (API). TPI currently manufactures a comprehensive portfolio of 58 products, 24 of which are listed in the highly selective national medicine reimbursement list, 10 are included in the essential drug list of China. TPI's pipeline targets various high incidence healthcare indications. For more information about TPI, please visit: http://www.tianyinpharma.com

Cautionary Statement Regarding Forward-Looking Statements

The forward-looking statements made in this press release and its attachments concerning, among other things, Tianyin Pharmaceutical Inc.'s expected financial performance and outlook, its strategic operational plans and growth strategy are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and the Company's actual results could differ materially from the results expressed or implied by such forward-looking statements. Furthermore, reported results should not be considered as an indication of future performance. The potential risks, uncertainties and other factors include, but are not limited to, changes to the Company's previously reported financial information as a result of the aforementioned re-audit and the risk that the Company will not be able to file the 2014 Form 10-K within 90 days of its due date. More information regarding these and other risks, uncertainties and factors is contained in the Company's filings with the Securities and Exchange Commission ("SEC") which are available on the SEC's website at www.sec.gov or the Company's website at http://www.tianyinpharma.com. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this press release. All information in this press release and its attachments is as of October 15, 2014 and, unless required by law, the Company undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this press release or to report the occurrence of unanticipated events.

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For more information, please visit: http://www.tianyinpharma.com, or email: ir@tpi.asia

Tel: +86-28-8551-6696 (Chengdu, China)

Address:
Tianyin Pharmaceutical Inc.
23rd Floor, Unionsun Yangkuo Plaza
No. 2, Block 3, South Renmin Road
Chengdu, 610041
China

Below is our preliminary financial information as of June 30, 2014:

Cash: $16.1 million
Total Assets: $107.1 million

Total Liabilities: $9.0 million
Equity: $98.1 million

Revenues:  $46.6 million
Net Income/Net Loss: $0.4 million

Attached herein are our preliminary Consolidated Balance Sheet, Consolidated Statements of Operations, Consolidated Statements of Cash Flow, and Statements of Stockholders' Equity. Changes and adjustments may be made to the preliminary financial information contained in this press release as the Company is completing and finalizing the audit of the above-mentioned periods.

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TIANYIN PHARMACEUTICAL CO., INC
Consolidated Balance Sheets

	June 30,	June 30,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$16,120,041	$26,827,008
Restricted cash	994,017	4,536,000
Accounts receivable, net of allowance for doubtful accounts of $102,401 and $102,149 at June 30, 2014 and 2013, respectively	9,074,565	10,112,718
Inventory	3,921,313	6,036,014
Advance payments	1,981,291	-
Prepaid income tax	1,717,387	-
Other current assets	-	313,320
Total current assets	33,808,614	47,825,060

Property and equipment, net	45,378,356	40,603,232

Intangibles, net	27,699,733	21,505,012

Goodwill	211,120	210,600

Total assets	$107,097,823	$110,143,904

Liabilities
Current liabilities:
Accounts payable and accrued expenses	$1,491,771	$1,352,560
Accounts payable – construction related	2,238,927	2,723,290
Short-term bank loans	4,547,200	5,929,200
Income tax payable	0	701,311
Other taxes payable	179,610	740,800
Other current liabilities	522,995	449,062
Total current liabilities	8,980,503	11,896,223

Total liabilities	8,980,503	11,896,223

Equity
Stockholders' equity:
Preferred stock, $0.001 par value, 25,000,000 shares authorized, no shares issued and outstanding at June 30, 2014 and 2013	-	-
Common stock, $0.001 par value, 50,000,000 shares authorized, 29,546,276 shares issued, 29,432,791 shares outstanding at June 30, 2014 and 29,496,276 shares issued, 29,382,791 shares outstanding at June 30, 2013	29,546	29,496
Additional paid-in capital	30,189,802	30,134,852
Treasury stock	(135,925)	(135,925)
Statutory reserve	6,976,412	6,847,315
Retained earnings	50,569,206	50,967,308
Accumulated other comprehensive income	10,409,430	10,178,358
Total stockholders' equity	98,038,471	98,021,404

Noncontrolling interest	78,849	226,277

Total equity	98,117,320	98,247,681

Total liabilities and equity	$107,097,823	$110,143,904

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TIANYIN PHARMACEUTICAL CO., INC
Consolidated Statements of Operations

	For the Years Ended June 30,
	2014	2013

Sales	$46,555,021	$67,500,476

Cost of sales	29,146,615	41,496,812

Gross profit	17,408,407	26,003,664

Operating expenses
Selling expenses	7,800,507	11,442,664
General and administrative expenses	5,796,448	4,351,592
Research and development	946,300	894,995
Total operating expenses	14,543,255	16,689,251

Income from operations	2,865,151	9,314,413

Other income (expenses):
Interest income	165,533	162,563
Interest expense	(392,010)	(437,897)
Other expense	(3,070,795)	-
Total other income (expenses)	(3,297,272)	(275,334)

Income (loss) before provision for income tax	(432,121)	9,039,079

Provision for income tax	0	2,423,906

Net income (loss)	(432,121)	6,615,173

Less: Net income (loss) attributable to noncontrolling interest	(163,115)	(56,978)

Net income attributable to Tianyin Pharmaceutical Co., Inc.	$(269,005)	$6,672,151

Basic and diluted earnings per share	($0.01)	$0.23

Weighted average number of common shares outstanding:
Basic and diluted	29,432,791	29,382,791

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TIANYIN PHARMACEUTICAL CO., INC

Consolidated Statements of Comprehensive Income

	For the Years Ended June 30,
	2014	2013

Net income (loss)	($432,121)	$6,615,173

Other comprehensive income
Foreign currency translation adjustment	246,759	2,083,061

Total other comprehensive income	246,759	2,083,061

Total Comprehensive income (loss)	(185,362)	8,698,234

Less: Comprehensive income (loss) attributable to the noncontrolling interest	(147,428)	(51,749)

Comprehensive income (loss) attributable to
Tianyin Pharmaceutical Co., Inc.	($37,934)	$8,749,983

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TIANYIN PHARMACEUTICAL CO., INC
Statements of stockholders' equity

ITEM	Common Stock		Treasury stock	Preferred Stock		Additional Paid in Capital	Statutory Reserve	Retained Earnings	Accumulated other Comprehensive Income	Total Stockholders' Equity	Noncontrolling Interest	Total Equity
Balance at Jun 30, 2012	29,446,276	$29,446	$(135,925)	0	$-	$30,104,902	$6,120,143	$45,022,329	$8,100,526	$89,241,421	$278,026	$89,519,447
Net income								6,672,151		6,672,151	(56,978)	6,615,173
Other comprehensive income:
Foreign currency translation adjustment									2,077,832	2,077,832	5,229	2,083,061
Comprehensive income										8,749,983	(51,749)	8,698,234
Common shares issued	50,000	50				29,950				30,000		30,000
Statutory reserve							727,172	(727,172)		-		-
Balance at Jun 30, 2013	29,496,276	29,496	(135,925)	0	0	30,134,852	6,847,315	50,967,308	10,178,358	98,021,404	226,277	98,247,681
Net income								(269,005)		(269,005)	(163,115)	(432,120)
Other comprehensive income:
Foreign currency translation adjustment									231,072	231,072	15,687	246,759
Comprehensive income										(37,933)	(147,428)	(185,361)
Common shares issued	50,000	50				54,950				55,000		55,000
Statutory reserve							129,097	(129,097)		-		-
Balance at Jun 30, 2014	29,546,276	$29,546	$(135,925)	0	$-	$30,189,802	$6,976,412	$50,569,206	$10,409,430	$98,038,471	$78,849.00	$98,117,320

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TIANYIN PHARMACEUTICAL CO., INC.
Consolidated Statements of Cash Flows

	For the Years Ended June 30,
	2014	2013
Cash flows from operating activities:
Net Income	($432,121)	$6,615,173
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	2,587,565	2,435,138
Change in fair value of warrant liability
Provision for bad debts		(14,004)
Share-based payment	55,000	30,000
Changes in current assets and current liabilities:
Accounts receivable	1,065,075	1,400,397
Inventory	2,133,539	(42,849)
Advance payments	-	645,923
Other current assets	314,674	130,893
Accounts payable and accrued expenses	136,123	(264,388)
Accounts payable – construction related	(491,994)	1,935,150
Trade notes payable		(4,703,775)
Income tax payable	(2,418,061)	(119,146)
Other taxes payable	(564,060)	225,356
Other current liabilities	72,959	(27,787)

Net cash provided by operating activities	2,458,699	8,246,081

Cash flows from investing activities:
Addition to property and equipment	-	(1,704,154)
Addition of Construction in progress	(6,450,737)	(13,274,213)
Additions to intangible assets – land use right	(6,973,301)	(886,611)
Loans receivable	(1,984,940)	-
Acquisition of subsidiary	-	(207,285)

Net cash used in investing activities	(15,408,978)	(16,072,263)

Cash flows from financing activities:
Restricted cash	3,559,747	(908,865)
Proceeds from short-term bank loans	4,555,600	10,300,470
Repayments of short-term bank loans	(5,954,820)	(10,523,700)

Net cash provided by (used in) financing activities	2,160,527	(1,132,095)

Effect of foreign currency translation on cash	82,785	632,990

Net increase in cash and cash equivalents	(10,706,967)	(8,325,287)

Cash and cash equivalents – beginning	26,827,008	35,152,295

Cash and cash equivalents – ending	$16,120,041	$26,827,008

Supplemental cash flow disclosure

Cash paid for interest	$391,942	$437,605
Income tax paid	$2,421,477	$2,583,722

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